Exhibit 2.1

INCORPORATED UNDER THE LAWS OF THE PROVINCE OF QUEBEC CONSTITUÉE EN VERTU DES LOIS DE LA PROVINCE DE QUÉBEC SEE REVERSE FOR CERTAIN DEFINITIONS VOIR AU VERSO POUR CERTAINES DÉFINITIONS transferable on the books of the Company only upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar of the Company. IN WITNESS WHEREOF the Company has caused this certificate to be signed on its behalf by the facsimile signatures of its duly authorized officers. C0000000230 | M **SPECIMEN00430K10500000000ACASTI*PHARMA*INC.zero****SPECIMEN00430K10500000000ACASTI* PHARMA*INC.zero****SPECIMEN00430K10500000000AC ASTI*PHARMA*INC.zero****SPECIMEN00430K10500000000ACASTI*PHARMA*INC.zero**** SPECIMEN00430K10500000000ACASTI*PHARMA*INC.zero****SPECI MEN00430K10500000000ACASTI*PHARMA*INC.zero****SPECIMEN00430K10500000000ACASTI*PHARMA*INC.zero**** SPECIMEN00430K10500000000ACASTI*PH ARMA*INC.zero****SPECIMEN00430K10500000000ACASTI*PHARMA*INC.zero**** SPECIMEN00430K10500000000ACASTI*PHARMA*INC.zero****SPECIMEN0043 0K10500000000ACASTI*PHARMA*INC.zero****SPECIMEN00430K10500000000ACASTI* PHARMA*INC.zero****SPECIMEN00430K10500000000ACASTI*PHARMA*IN C.zero****SPECIMEN00430K10500000000ACASTI*PHARMA*INC.zero****SPECIMEN00430K 10500000000ACASTI*PHARMA*INC.zero****SPECIMEN00430K10500 000000ACASTI*PHARMA*INC.zero****SPECIMEN00430K10500000000ACASTI*PHARMA*INC.zero**** SPECIMEN00430K10500000000ACASTI*PHARMA*INC.zero* ***SPECIMEN00430K10500000000ACASTI*PHARMA*INC.zero****SPECIMEN00430K10500000000ACASTI* PHARMA*INC.zero****SPECIMEN00430K10500000000A CASTI*PHARMA*INC.zero****SPECIMEN00430K10500000000ACASTI*PHARMA*INC.zero**** SPECIMEN00430K10500000000ACASTI*PHARMA*INC.zero****SPEC SPECIMEN **000430K10500000000ACASTI*PHARMA*INC.zero**** 000430K10500000000ACASTI*PHARMA*INC.zero**** 000430K10500000000ACASTI*PHARMA*INC.zero* ***000430K10500000000ACASTI*PHARMA*INC.zero****000430K10500000000ACASTI*PHARMA*INC.zero**** 000430K10500000000ACASTI*PHARMA*INC.zero ****000430K10500000000ACASTI*PHARMA*INC.zero****000430K10500000000ACASTI*PHARMA*INC.zero**** 000430K10500000000ACASTI*PHARMA*INC.zer o****000430K10500000000ACASTI*PHARMA*INC.zero****000430K10500000000ACASTI*PHARMA*INC.zero**** 000430K10500000000ACASTI*PHARMA*INC.ze ro****000430K10500000000ACASTI*PHARMA*INC.zero****000430K10500000000ACASTI*PHARMA*INC.zero**** 000430K10500000000ACASTI*PHARMA*INC.z ero****000430K10500000000ACASTI*PHARMA*INC.zero****000430K10500000000ACASTI*PHARMA*INC.zero**** 000430K10500000000ACASTI*PHARMA*INC. zero****000430K10500000000ACASTI*PHARMA*INC.zero****000430K10500000000ACASTI*PHARMA*INC.zero**** 000430K10500000000ACASTI*PHARMA*INC .zero****000430K10500000000ACASTI*PHARMA*INC.zero****000430K10500000000ACASTI*PHARMA*INC.zero**** 000430K10500000000ACASTI*PHARMA*IN C.zero****000430K10500000000ACASTI*PHARMA*INC.zero****000430K10500000000ACASTI*PHARMA*INC.zero**** 000430K10500000000ACASTI*PHARMA*I NC.zero****000430K10500000000ACASTI*PHARMA*INC.zero****000430K10500000000ACASTI*PHARMA*INC.zero**** 000430K10500000000ACASTI*PHARMA* * * * 0 * * * 00000000 Number Numéro Shares Actions FULLY PAID AND NON-ASSESSABLE CLASS A COMMON SHARES WITHOUT PAR VALUE IN THE CAPITAL OF IS THE REGISTERED HOLDER OF EST LE PORTEUR INSCRIT DE THIS CERTIFIES THAT LES PRÉSENTES ATTESTENT QUE Dated: COUNTERSIGNED AND REGISTERED CONTRESIGNÉ ET IMMATRICULÉ COMPUTERSHARE TRUST COMPANY, N.A. (GOLDEN) TRANSFER AGENT AND REGISTRAR AGENT DE TRANSFERT ET AGENT COMPTABLE DES REGISTRES COUNTERSIGNED AND REGISTERED CONTRESIGNÉ ET IMMATRICULÉ COMPUTERSHARE INVESTOR SERVICES INC. SERVICES AUX INVESTISSEURS COMPUTERSHARE INC. (MONTREAL) (TORONTO) TRANSFER AGENT AND REGISTRAR AGENT DE TRANSFERT ET AGENT COMPTABLE DES REGISTRES OR By / Par Authorized Officer - Représentant Autorisé By / Par Authorized Officer - Représentant autorisé President Président * * * * 0 * * * * * * * * * * * * * * 0 * * * * * * * * * * * * * * 0 * * * * * * * * * * * * * * 0 * * * * * * * * * * * * * * 0 * * * * * CUSIP 00430K105 ISIN CA00430K1057 transférables dans les registres de la Société seulement sur remise de ce certificat endossé en bonne et due forme. Ce certificat n’est valide que s’il a été contresigné par l’agent de transfert et agent comptable des registres de la Société. EN FOI DE QUOI la Société a fait signer le présent certificat en son nom au moyen des fac-similés de signature de ses dirigeants dûment autorisés. ACTIONS ORDINAIRES DE CATÉGORIE A SANS VALEUR NOMINALE ENTIÈREMENT LIBÉRÉES DU CAPITAL-ACTIONS DE Dec 13, 2012 Le : 13 déc. 2012 ACASTI PHARMA INC. ACASTI PHARMA INC. The shares represented by this certificate are transferable at the offices of Computershare Investor Services Inc. in Montreal, QC, Toronto, ON; or Computershare Trust Company, N.A. in Golden, CO. Les actions représentées par ce certificat peuvent être transférées aux bureaux de Services aux Investisseurs Computershare inc. à Montréal, QC, Toronto, ON ou à Computershare Trust Company, N.A. à Golden, CO. CSAE_WIP_APWQ_CLA.MTL.PULLS/000001/000001/i Acasti Pharma void void 104598 Security instructions on Reverse voir les instructions de securite au verso

The shares represented by this certificate have rights, privileges and conditions attached thereto and the Company will furnish to a shareholder, on demand and without charge, a full copy of the text of (1) the rights, privileges, restrictions and conditions attached to each class authorized to be issued and to each series in so far as the same have been fixed by the directors; and (b) the authority of the directors to fix the rights, privileges, restrictions and conditions of subsequent series. Les actions representees par ce certificat sont assorties de droits, privileges, restrictions et conditions et Ia Compagnie fournira a tout actionnaire, sur demande et sans frais, une copie du texte integral a) des droits, privileges, restrictions et conditions rattaches a chaque categorie d’actions don’t !’emission est autorisee eta chaque serie, dans Ia mesure fixee par les administrateurs; et b) de l’autorisation donnee aux administrateurs de fixer les droits, privileges, restrictions et conditions des series ulterieures. The following abbreviations shall be construed as though the words set forth below opposite each abbreviation were written out in full vvhere such abbreviation appears: Les abrElviations suivantes doivent etre interpretees comme si les expressions correspondantes etaient ecrites en toutes lettres TEN COM TEN ENT JTTEN (Name) GUST (Name) UNIF GIFT MIN ACT (State) as tenants in common as tenants by the entireties as joint tenants with rights of survivorship and not as tenants in common (Name) as Custodian for (Name) under the (State) Uniform Gifts to Minors Act TEN COM TEN ENT JTTEN (Nom) GUST (Nom) UNIF GIFT MIN ACT (Eta!) a titre de proprietaires en commun a titre de tenants unitaires a titre de coproprietaires avec gain de survie et non a titre de proprietaires en commun (Nom) a titre dedepositaire pour (Nom) en vertu de Ia Uniform Gifts to Minors Act de (Eta!) Additional abbreviations may also be used though not in the above list. For value received the undersigned hereby sells, assigns and transfers unto lnserer le nom et l’adresse du cessionnaire shares represented by this certificate and does hereby irrevocably constitute and appoint Signature Guarantee: The signature on this assignment must correspond with the name as written upon the face of the certificate(s), in every particular, without alteration or enlargement, or any change whatsoever and must be guaranteed by a major Canadian Schedule I chartered bank or a member of an acceptable Medallion Signature Guarantee Program (STAMP, SEMP, MSP). The Guarantor must affix a stamp bearing the actual words “Signature Guaranteed” In the USA, signature guarantees must be done by members of a “Medallion Signature Guarantee Program” only. Signature guarantees are not accepted from Treasury Branches, Credit Unions or Caisses populaires unless they are members of the Stamp Medallion Program. SECURITY INSTRUCTIONS - INSTRUCTIONS DE SECURITE 1Il l S IS WAl CFiMAnKCD PAPL l, DO NOl ACC Pl WITI lOUT NOTINO Wfll AMARK ·! lOLl’) 0 tl HT 0 VERIFY WA MAnK I’API H fIll HAN , N - PA ACC PT R ANS V R IFI A IA fl SFNC DU FIUGRANE. POUR CE FAJAE, PLACER A LA LUMIEAE. Garantie de signature : La signature apposee aux fins de cette cession doit correspondre exactement au nom qui est inscrit au recto du certificat, sans aucun changement, et doit etre garantie par une banque a charte canadienne de I’Annexe 1 ou un membre d’un programme de garantie de signature Medallion acceptable (STAMP, SEMP, MSP). Le garant doit apposer un timbre portant Ia mention « Signature garantie » ou «Signature Guaranteed». Aux Etats-Unis, seuls les membres d’un « Medallion Signature Guarantee Program » peuvent garantir une signature. Les garanties de signature ne peuvent pas etre faites par des caisses d’epargne («Treasury Branches »), des caisses de credit(« Credit Unions») ou des Caisses populaires, a mains qu’elles ne soient membres du programme de garantie de signature Medallion STAMP. actions representees par le present certificat et nom me irrevocablement the attorney of the undersigned to transfer the said shares on the books of the Company with full power of substitution in the premises. LE le fonde de pouvoir du soussigne charge d’inscrire le transfer! desdites actions aux registres de Ia Societe, avec plein pouvoir de substitution a cet egard. Des abrElviations autres que celles qui sont donnees ci-dessus peuvent aussi etre utilisees. Pour valeur re9ue, le soussigne vend, cede et transfere par les presentes Garantie de signature : La signature apposee aux fins de cette cession doit correspondre exactement au nom qui est inscrit au recto du certificat, sans aucun changement, et doit etre garantie par une banque a charte canadienne de I’Annexe 1 ou un membre d’un programme de garantie de signature Medallion acceptable (STAMP, SEMP, MSP). Le garant doit apposer un timbre portant Ia mention « Signature garantie » ou «Signature Guaranteed». Aux Etats-Unis, seuls les membres d’un « Medallion Signature Guarantee Program » peuvent garantir une signature. Les garanties de signature ne peuvent pas etre faites par des caisses d’epargne («Treasury Branches »), des caisses de credit(« Credit Unions») ou des Caisses populaires, a mains qu’elles ne soient membres du programme de garantie de signature Medallion STAMP. BI_COMP_V2_03